                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica MS Capital Growth      Security Description:  Common Stock
Issuer:  FireEye Inc.                        Offering Type:         US Registered
                                             (U.S. Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                   In Compliance
         REQUIRED INFORMATION           ANSWER         APPLICABLE RESTRICTION        (Yes/No)
     -----------------------------  --------------- ------------------------------ -------------
1.   Offering Date                    03/06/2014    None                               N/A
2.   Trade Date                       03/06/2014    Must be the same as #1             Yes
3.   Unit Price of Offering             $82.00      None                               N/A
4.   Price Paid per Unit                $82.00      Must not exceed #3                 Yes
5.   Years of Issuer's Operations         3+        Must be at least three years *     Yes
6.   Underwriting Type                   Firm       Must be firm                       Yes
7.   Underwriting Spread                            Sub-Adviser determination to
                                        $2.46       be made                            Yes
8.   Total Price paid by the Fund     $4,392,494    None                               N/A
9.   Total Size of Offering         $1,148,000,000  None                               N/A
10.  Total Price Paid by the Fund
     plus Total Price Paid for
     same securities purchased by
     the same Sub-Adviser for                       #10 divided by #9 must not
     other investment companies      $154,670,532   exceed 25% **                      Yes
11.  Underwriter(s) from whom the
     Fund purchased (attach a list                  Must not include Sub-Adviser
     of all syndicate members)         Barclays     affiliates ***                     Yes
12.  If the affiliate was lead or
     co-lead manager, was the
     instruction listed below
     given to the broker(s) named
     in #11? ****                        Yes        Must be "Yes" or "N/A"             Yes

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                                     /s/ Alexander T. Norton
                                                  ------------------------------
                                                           Sub-Adviser

* Not applicable to munis. In the case of munis, (a) they must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and (b) either; (i) they must be subject to no greater than moderate credit risk: or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, they must be subject to a minimal or low amount of credit risk. With respect to (b), circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Last revised 1/12/2010

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica Capital Growth         Security Description:  Common Stock
Issuer:  Twitter Inc.                        Offering Type:         US Registered
                                             (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                   In Compliance
         REQUIRED INFORMATION           ANSWER         APPLICABLE RESTRICTION        (Yes/No)
     -----------------------------  --------------- ------------------------------ -------------
1.   Offering Date                    11/07/2013    None                               N/A
2.   Trade Date                       11/07/2013    Must be the same as #1             YES
3.   Unit Price of Offering             $26.00      None                               N/A
4.   Price Paid per Unit                $26.00      Must not exceed #3                 YES
5.   Years of Issuer's Operations         3+        Must be at least three years *     YES
6.   Underwriting Type                   Firm       Must be firm                       YES
7.   Underwriting Spread                            Sub-Adviser determination to
                                        $0.845      be made                            YES
8.   Total Price paid by the Fund     $4,904,432    None                               N/A
9.   Total Size of Offering         $1,820,000,000  None                               N/A
10.  Total Price Paid by the Fund
     plus Total Price Paid for
     same securities purchased by
     the same Sub-Adviser for                       #10 divided by #9 must not
     other investment companies      $130,000,318   exceed 25% **                      YES
11.  Underwriter(s) from whom the
     Fund purchased (attach a list                  Must not include Sub-Adviser
     of all syndicate members)      Goldman Sachs   affiliates***                      YES
12.  If the affiliate was lead or
     co-lead manager, was the
     instruction listed below
     given to the broker(s) named
     in #11? ****                        YES        Must be "Yes" or "N/A"             YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                                     /s/ Alexander T. Norton
                                                  ------------------------------
                                                        Portfolio Manager

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as group sale. [ ]
**** The Sub-adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica MS Growth              Security Description:  Common Stock
         Opportunities
Issuer:  FireEye Inc.                        Offering Type:         US Registered
                                             (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                   In Compliance
         REQUIRED INFORMATION           ANSWER         APPLICABLE RESTRICTION        (Yes/No)
     -----------------------------  --------------- ------------------------------ -------------
1.   Offering Date                    03/06/2014    None                               N/A
2.   Trade Date                       03/06/2014    Must be the same as #1             Yes
3.   Unit Price of Offering             $82.00      None                               N/A
4.   Price Paid per Unit                $82.00      Must not exceed #3                 Yes
5.   Years of Issuer's Operations         3+        Must be at least three years *     Yes
6.   Underwriting Type                   Firm       Must be firm                       Yes
7.   Underwriting Spread                            Sub-Adviser determination to
                                        $2.46       be made                            Yes
8.   Total Price paid by the Fund     $6,845,196    None                               N/A
9.   Total Size of Offering         $1,148,000,000  None                               N/A
10.  Total Price Paid by the Fund
     plus Total Price Paid for
     same securities purchased by
     the same Sub-Adviser for                       #10 divided by #9 must not
     other investment companies      $154,670,532   exceed 25% **                      Yes
11.  Underwriter(s) from whom the
     Fund purchased (attach a list                  Must not include Sub-Adviser
     of all syndicate members)         Barclays     affiliates ***                     Yes
12.  If the affiliate was lead or
     co-lead manager, was the
     instruction listed below
     given to the broker(s) named
     in #11? ****                        Yes        Must be "Yes" or "N/A"             Yes

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                                     /s/ Alexander T. Norton
                                                  ------------------------------
                                                           Sub-Adviser

* Not applicable to munis. In the case of munis, (a) they must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and (b) either: (i) they must be subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, they must be subject to a minimal or low amount of credit risk. With respect to (b), circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Last revised 1/12/2010

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica Growth Opportunities   Security Description:  Common Stock
Issuer:  Twitter Inc.                        Offering Type:         US Registered
                                             (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                   In Compliance
         REQUIRED INFORMATION           ANSWER         APPLICABLE RESTRICTION        (Yes/No)
     -----------------------------  --------------- ------------------------------ -------------
1.   Offering Date                    11/07/2013    None                               N/A
2.   Trade Date                       11/07/2013    Must be the same as #1             YES
3.   Unit Price of Offering             $26.00      None                               N/A
4.   Price Paid per Unit                $26.00      Must not exceed #3                 YES
5.   Years of Issuer's Operations         3+        Must be at least three years *     YES
6.   Underwriting Type                   Firm       Must be firm                       YES
7.   Underwriting Spread                            Sub-Adviser determination to
                                        $0.845      be made                            YES
8.   Total Price paid by the Fund     $4,759,586    None                               N/A
9.   Total Size of Offering         $1,820,000,000  None                               N/A
10.  Total Price Paid by the Fund
     plus Total Price Paid for
     same securities purchased by
     the same Sub-Adviser for                       #10 divided by #9 must not
     other investment companies      $130,000,318   exceed 25% **                      YES
11.  Underwriter(s) from whom the
     Fund purchased (attach a list                  Must not include Sub-Adviser
     of all syndicate members)      Goldman Sachs   affiliates ***                     YES
12.  If the affiliate was lead or
     co-lead manager, was the
     instruction listed below
     given to the broker(s) named
     in #11? ****                        YES        Must be "Yes" or "N/A"             YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                                     /s/ Alexander T. Norton
                                                  ------------------------------
                                                        Portfolio Manager

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.